SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:
                                December 31, 2003

                        CIT HOME EQUITY LOAN TRUST 2003-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                                    333-65554

                        (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                                   1 CIT Drive
                             Livingston, New Jersey
                                   07039-0491

               Registrants' telephone number, including area code:
                                 (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)


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      Item 5. Other Events

      CIT HOME EQUITY LOAN TRUST 2003-1
      MONTHLY SERVICE REPORT

      COLLECTION PERIOD:                                              31-Dec-03
      PAYMENT DATE:                                                   20-Jan-04
      DETERMINATION DATE:                                             14-Jan-04

      The monthly distributions were made to holders of asset backed notes issued by CIT Home Equity Loan Trust 2003-1on: January 20, 2004

      Item 7. Financial Statements and Exhibits

      (c.)  Exhibits.
      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.
      Exhibit No. 20.1        Monthly Servicer Report


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. CIT Home Equity Loan Trust 2003-1

      By:    The CIT Group Consumer Finance
      By:    /s/ Gilmar Rodrigues
             --------------------
      Name:  Gilmar Rodrigues
      Title: Vice President
      Dated: January 20, 2004